UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2014

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2014, the shareholders of Kingsway Financial Services Inc. (the “Company”) voted to approve the adoption by the Company of the Kingsway America Inc. Employee Share Purchase Plan (the “Plan”). The following description of the material terms of the Plan is qualified in its entirety by reference to the plan document, a copy of which is attached as Schedule B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2014 and incorporated herein by reference.

Administration

The Plan shall be administered by such person, company or firm as will be appointed by the Company (the “Administrator”) and Kingsway America Inc. (“KAI”) in accordance with the Plan’s provisions. All costs and expenses of administering the Plan, except as otherwise set out in the Plan, will be paid by KAI. Commissions, if any, on the purchase of shares of common stock of the Company (“Shares”) shall be paid by KAI. All brokerage fees and other expenses related to the sale of a participant’s Shares shall be charged to the Plan participant. The Administrator and KAI may, from time to time, establish administrative rules and regulations relating to the operation of the Plan as they may deem necessary to further the purpose of the Plan and amend or repeal such rules and regulations. KAI, in its discretion, may appoint a committee for the purpose of interpreting, administering, and implementing the Plan. KAI may also delegate to any director, officer or employee of KAI any of its administrative duties and powers as it may see fit.

Available Shares

The maximum number of Shares that shall be made available for sale under the Plan shall be 1,600,000, subject to adjustment upon an equity restructuring as provided under the Plan. If on a given purchase date the number of Shares eligible to be purchased exceeds the number of Shares then available under the Plan, KAI shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

Eligible Employees

An employee shall be eligible for participation in the Plan on the first day of the month following such employee’s first 30 days of employment with KAI and includes an employee who is an employee of a corporation which has become a subsidiary of KAI, provided that such employee has been employed by such subsidiary for not less than 30 days.

To become a participant, an eligible employee must complete and sign an application in the form prescribed by KAI from time to time and file it with the Human Resources department, or such officer or employee of KAI designated by KAI from time to time, and authorize KAI in writing to deduct the contribution from the participant’s adjusted salary. Upon receipt of such application by the company, such employee shall become a participant under the Plan.

Purchase and Allocation of Shares

Participant contributions and company contributions shall be paid in full on behalf of the participants to purchase, as soon as administratively practicable after the date of such contributions, such number of Shares as are required to give effect to the terms of the Plan. The purchase price for such Shares shall be equal to the market price of such Shares on the New York Stock Exchange at the time of acquisition. Such Shares will be acquired by the Administrator on the open market on behalf of the participants through the services of a duly registered stockbroker. The shares purchased with participant contributions and company contributions in accordance with the Plan shall be allocated to the participants in accordance with the respective contributions made by each such participant and the Company. Such allocation shall be expressed in terms of whole numbers and fractional parts of Shares. In the event that dividends are paid on Shares held in the participant’s account, such dividends will be credited to the participant’s account. Dividend funds, if applicable, will be reinvested and used to purchase additional Shares as soon as is reasonably practicable after receipt of the funds. The purchase price for such Shares shall be the prevailing market price at the time of such purchase.

Effective Date, Termination and Amendment

The Plan became effective as of May 29, 2014 and shall continue in effect until terminated pursuant to the terms of the Plan. KAI reserves the right at any time to terminate the Plan. KAI may amend or suspend, in whole or in part, the Plan, including such amendments to the Plan as may be necessary or desirable, in the opinion of KAI, to comply with the rules or regulations of any governmental authority or stock exchange that apply to the Plan, provided, however, that, any approvals required under any applicable law or the applicable rules of any stock exchange on which shares are listed are obtained; and no such amendment or suspension, unless required by law, shall be made at any time which has the effect of adversely affecting the existing rights of a participant in respect of contributions which have been made, or shares which have been acquired under the Plan, prior to the date of such amendment or suspension.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual and Special Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 29, 2014. The Company’s shareholders voted on the following four proposals at the Annual Meeting.

Proposal One:

The shareholders voted to re-elect Terence M. Kavanagh, Gregory P. Hannon, Gary R. Schaevitz, Joseph Stilwell and Larry G. Swets, Jr., as directors. The votes for each were as follows:

Director	For	Withheld	Non-Vote
Terence M. Kavanagh	8,661,650	25,093	4,865,845
Gregory P. Hannon	8,634,696	52,047	4,865,845
Gary R. Schaevitz	8,676,300	10,443	4,865,845
Joseph Stilwell	8,676,101	10,642	4,865,845
Larry G. Swets, Jr.	8,659,381	27,362	4,865,845

Proposal Two:

The Company’s shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. The votes were cast as follows:

For	Withheld
13,545,684	6,904

Proposal Three:

The Company’s shareholders approved the 2014 Employee Share Purchase Plan. The votes were cast as follows:

For	Abstain	Against
7,984,314	137,803	564,626

Proposal Four:

The Company’s shareholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2014 Annual and Special Meeting of Shareholders (Say-on-Pay Vote). The votes were cast as follows:

For	Abstain	Against
8,387,202	12,668	286,873

ITEM 7.01 REGULATION FD DISCLOSURE

On May 30, 2014, the Company issued a press release regarding the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Form 8-K provided under Items 5.02, 5.07, 7.01 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
Exhibit Number	Exhibits Description
10.1
Kingsway America Inc. Employee Share Purchase Plan (incorporated by reference to Schedule B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2014).

99.1	News Release Dated June 2, 2014 - Kingsway Announces Results of Shareholder Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

June 2, 2014	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1
Kingsway America Inc. Employee Share Purchase Plan (incorporated by reference to Schedule B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2014).

99.1	News Release Dated June 2, 2014 - Kingsway Announces Results of Shareholder Meeting